OASIS

Stratus Properties Inc.
212 Lavaca St., Suite 300
Austin, TX 78701
Attention: Kenneth N. Jones

September 18, 2020

Dear Mr. Jones,

Reference is made to that certain Board Representation and Standstill Agreement, dated January 17, 2017 ("Standstill Agreement"), by and among Stratus Properties Inc., a Delaware corporation (the "Company"), on the one hand, and Oasis Management Company Ltd., Oasis Investments II Master Fund Ltd. and Oasis Capital Partners (Texas) Inc. (collectively, "Oasis").

Oasis is hereby providing advance written notice to the Company that Oasis is terminating the Standstill Agreement effective as of the close of business on September 25, 2020 pursuant to Section 11(a) of the Standstill Agreement.

Sincerely,

OASIS MANAGEMENT COMPANY LTD.

By:____________________
Name: Phillip Meyer
Title: Director

OASIS INVESTMENTS II MASTER FUND LTD.

By:____________________
Name: Phillip Meyer
Title: Director

OASIS CAPITAL PARTNERS (TEXAS) INC.

By: ______________________

Name: Phillip Meyer

Title: Director

Cc: Kai H. Liekefett

Monique Cenac

Dionne Rousseau